UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 1, 2009

POLYMER GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14330	57-1003983
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

9335 Harris Corners Parkway, Suite 300
Charlotte, North Carolina		28269
(Address of Principal Executive Offices)		(Zip Code)

(704) 697-5100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                    Completion of Acquisition or Disposition of Assets

On September 1, 2009, Polymer Group, Inc (“the Company” or “PGI”) completed the sale of  its wholly owned subsidiary, FabPro Oriented Polymers, LLC (Fabpro”), to an affiliate of Tricor Pacific Capital, Inc. for net cash consideration (after expenses) of approximately $33 million.  The divestiture is part of PGI’s continued execution of its plan to focus investment on select core businesses built around growth platform technologies in the hygiene, medical, wipes and industrial segments.  Net proceeds from the transaction have been used to reduce the company’s senior secured debt balances.

The Fabpro business, which is part of the Company’s Oriented Polymers segment, includes manufacturing facilities in Kingman, Kansas, Clearfield, Utah, and a converting facility in Guntown, Mississippi. Following the sale, PGI will operate 14 manufacturing and converting facilities in eight countries throughout the world.

Based in Kingman, Fabpro is one of the leading manufacturers, developers and marketers of high performance polymers and synthetic fibers for the agricultural, construction and commercial segments. Its products are used in a variety of niche applications, including agricultural twine and netting, concrete reinforcement and crack reduction, industrial tying and cable filling.

Item 9.01                    Financial Statements and Exhibits

(b)               Pro forma financial information:

(i)	Pro Forma Condensed Consolidated Balance Sheet as of January 3, 2009;
(ii)	Pro Forma Condensed Consolidated Balance Sheet as of April 4, 2009;
(iii)	Pro Forma Condensed Consolidated Statement of Operations for the fiscal year ended December 30, 2006;
(iv)	Pro Forma Condensed Consolidated Statement of Operations for the fiscal year ended December 29, 2007;
(v)	Pro Forma Condensed Consolidated Statement of Operations for the first quarter ended March 29, 2008;
(vi)	Pro Forma Condensed Consolidated Statement of Operations for the second quarter (three months) ended June 28, 2008;
(vii)	Pro Forma Condensed Consolidated Statement of Operations for the second quarter (six months) ended June 28, 2008;
(viii)	Pro Forma Condensed Consolidated Statement of Operations for the fiscal year ended January 3, 2009;
(ix)	Pro Forma Condensed Consolidated Statement of Operations for the fiscal quarter ended April 4, 2009; and
(x)	Notes to Pro Forma Condensed Consolidated Financial Statements.

The unaudited pro forma condensed consolidated balance sheets assume the sale occurred on those respective dates. The unaudited pro forma condensed consolidated statement of operations give effect to the disposition as if it occurred at the beginning of the fiscal period presented. The pro forma information is based on the historical financial statements of Fabpro and PGI and its subsidiaries after giving effect to the proposed transaction and the assumptions and adjustments in the accompanying notes to the pro forma condensed consolidated financial statements and are not necessarily indicative of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that the Company’s historical financial statements will reflect the disposition only from September 1, 2009, the effective date of the disposition. The pro forma condensed consolidated financial statements have been prepared on the basis of preliminary estimates. The pro forma financial information should be read in conjunction with the Company’s historical financial statements, including notes thereto, which are incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMER GROUP, INC.

Date: September 8, 2009	By:	/s/ Robert J. Kocourek
Robert J. Kocourek
Chief Financial Officer

Item 9.01(b)(i)

POLYMER GROUP, INC.

Pro forma Condensed Consolidated Balance Sheet

As of January 3, 2009

Amounts in thousands

	As Reported	Pro Forma	Pro Forma
	January 3, 2009	Adjustments	January 3, 2009

Assets
Cash and cash equivalents	$45,718	$1,349	$47,067
Accounts receivable, net	134,003	(8,185)	125,818
Inventories	121,906	(14,221)	107,685
Deferred income taxes	1,826	—	1,826
Other current assets	29,932	192	30,124
Total current assets	333,385	(20,865)	312,520

Property, plant and equipment, net	347,590	(9,105)	338,485
Intangibles and loan acquisition costs, net	8,156	(218)	7,938
Deferred income taxes	580	—	580
Other assets	12,751	—	12,751
Total assets	702,462	$(30,188)	$672,274

Liabilities and Shareholders’ Equity
Short-term borrowings	$11,987	$—	$11,987
Accounts payable and accrued liabilities	133,820	(7,863)	125,957
Income taxes payable	4,266	—	4,266
Current portion of long-term debt	9,173	—	9,173
Total current liabilities	159,246	(7,863)	151,383

Long-term debt	392,505	(31,591)	360,914
Deferred income taxes	14,286	—	14,286
Other noncurrent liabilities	43,214	—	43,214
Total liabilities	609,251	(39,454)	569,797

Common stock	195	—	195
Additional paid-in capital	192,796	—	192,796
Retained earnings (deficit)	(131,089)	9,266	(121,823)
Accumulated other comprehensive income	18,370	—	18,370
Total Polymer Group, Inc. shareholders’ equity	80,272	9,266	89,538
Noncontrolling interests	12,939	—	12,939
Total equity	93,211	9,266	102,477

Total liabilities and shareholders’ equity	$702,462	$(30,188)	$672,274

See Accompanying Notes

Item 9.01(b)(ii)

POLYMER GROUP, INC.

Pro forma Condensed Consolidated Balance Sheet

As of April 4, 2009

Amounts in thousands

	As Reported	Pro Forma	Pro Forma
	April 4, 2009	Adjustments	April 4, 2009

Assets
Cash and cash equivalents	$54,271	$1,349	$55,620
Accounts receivable, net	119,880	(10,819)	109,061
Inventories	109,372	(12,273)	97,099
Deferred income taxes	1,974	—	1,974
Other current assets	33,235	101	33,336
Total current assets	318,732	(21,642)	297,090

Property, plant and equipment, net	334,982	(8,712)	326,270
Intangibles and loan acquisition costs, net	7,499	(171)	7,328
Deferred income taxes	2,596	—	2,596
Other assets	13,787	—	13,787
Total assets	677,596	$(30,525)	$647,071

Liabilities and Shareholders’ Equity
Short-term borrowings	$11,495	$—	$11,495
Accounts payable and accrued liabilities	113,031	(7,224)	105,807
Income taxes payable	6,220	—	6,220
Current portion of long-term debt	37,040	—	37,040
Total current liabilities	167,786	(7,224)	160,562

Long-term debt	350,660	(31,591)	319,069
Deferred income taxes	16,642	—	16,642
Other noncurrent liabilities	41,660	—	41,660
Total liabilities	576,748	(38,815)	537,933

Common stock	195	—	195
Additional paid-in capital	193,163	—	193,163
Retained earnings (deficit)	(121,533)	8,290	(113,243)
Accumulated other comprehensive income	17,961	—	17,961
Total Polymer Group, Inc. shareholders’ equity	89,786	8,290	98,076
Noncontrolling interests	11,062	—	11,062
Total equity	100,848	8,290	109,138

Total liabilities and shareholders’ equity	$677,596	$(30,525)	$647,071

See Accompanying Notes

Item 9.01(b)(iii)

POLYMER GROUP, INC.

Pro Forma Condensed Consolidated Statement of Operations

For the fiscal year ended December 30, 2006

In thousands, except per share data

	Polymer Group, Inc.	Pro Forma
	As Reported	Adjustments	Pro Forma

Net sales	$1,021,608	$(55,656)	$965,952
Cost of goods sold	865,405	(49,098)	816,307
Gross profit	156,203	(6,558)	149,645

Selling, general and administrative expenses	110,406	(4,055)	106,351
Special charges, net	38,683	(100)	38,583
Other operating (income) loss, net	1,229	—	1,229
Operating income (loss)	5,885	(2,403)	3,482

Other (income) expense:
Interest expense, net	29,248	(2,443)	26,805
Foreign currency and other (gain) loss, net	517		517

Income (loss) before income tax expense and minority interests	(23,880)	40	(23,840)

Income tax expense	8,457	—	8,457
Minority interests, net of tax	2,195	—	2,195

Net income/(loss)	$(34,532)	$40	$(34,492)

Loss per common share - Basic:
Average shares outstanding	19,295		19,295
Loss per common share	$(1.79)		$(1.79)
Loss per common share - Diluted:
Average shares outstanding	19,295		19,295
Loss per common share	$(1.79)		$(1.79)

See Accompanying Notes

Item 9.01(b)(iv)

POLYMER GROUP, INC.

Pro Forma Condensed Consolidated Statement of Operations

For the fiscal year ended December 29, 2007

In thousands, except per share data

	Polymer Group, Inc.	Pro Forma
	As Reported	Adjustments	Pro Forma

Net sales	$1,059,663	$(59,887)	$999,776
Cost of goods sold	890,800	(52,721)	838,079
Gross profit	168,863	(7,166)	161,697

Selling, general and administrative expenses	108,122	(4,833)	103,289
Special charges, net	61,734	(348)	61,386
Other operating (income) loss, net	(554)	23	(531)
Operating income (loss)	(439)	(2,008)	(2,447)

Other (income) expense:
Interest expense, net	32,377	(2,513)	29,864
Foreign currency and other (gain) loss, net	(2,494)		(2,494)

Income (loss) before income tax expense and minority interests	(30,322)	505	(29,817)

Income tax expense	8,838	—	8,838
Minority interests, net of tax	1,986	—	1,986

Net income/(loss)	$(41,146)	$505	$(40,641)

Loss per common share - Basic:
Average shares outstanding	19,301		19,301
Loss per common share	$(2.13)		$(2.11)
Loss per common share - Diluted:
Average shares outstanding	19,301		19,301
Loss per common share	$(2.13)		$(2.11)

See Accompanying Notes

Item 9.01(b)(v)

POLYMER GROUP, INC.

Pro Forma Condensed Consolidated Statement of Operations

For the three months ended March 29, 2008

In thousands, except per share data

	Polymer Group, Inc.	Pro Forma
	As Reported	Adjustments	Pro Forma

Net sales	$273,773	$(16,133)	$257,640
Cost of goods sold	230,867	(15,109)	215,758
Gross profit	42,906	(1,024)	41,882

Selling, general and administrative expenses	30,700	(1,058)	29,642
Special charges, net	1,363	—	1,363
Other operating (income) loss, net	(1,292)		(1,292)
Operating Income (loss)	12,135	34	12,169

Other (income) expense:
Interest expense, net	8,707	(590)	8,117
Gain on reacquisition of debt		—	—
Foreign currency and other (gain) loss, net	487		487

Income (loss) before income tax expense and minority interests	2,941	624	3,565

Income tax expense	1,624	—	1,624
Net Income	1,317	624	1,941
Net loss attributable to noncontrolling interests	107	—	107
Net income attributable to Polymer Group, Inc.	$1,424	$624	$2,048

Income per common share - Basic:
Average shares outstanding	19,197		19,197
Income per common share	$0.07		$0.11
Income per common share - Diluted:
Average shares outstanding	19,378		19,378
Income per common share	$0.07		$0.11

See Accompanying Notes

Item 9.01(b)(vi)

POLYMER GROUP, INC.

Pro Forma Condensed Consolidated Statement of Operations

For the three months ended June 28, 2008

In thousands, except per share data

	Polymer Group, Inc.	Pro Forma
	As Reported	Adjustments	Pro Forma

Net sales	$290,873	$(20,216)	$270,657
Cost of goods sold	244,986	(18,276)	226,710
Gross profit	45,887	(1,940)	43,947

Selling, general and administrative expenses	30,675	(1,179)	29,496
Special charges, net	1,388	—	1,388
Other operating (income) loss, net	(561)	(9)	(570)
Operating Income (loss)	14,385	(752)	13,633

Other (income) expense:
Interest expense, net	7,958	(410)	7,548
Gain on reacquisition of debt		—	—
Foreign currency and other (gain) loss, net	319		319

Income (loss) before income tax expense and minority interests	6,108	(342)	5,766

Income tax expense	3,545	—	3,545
Net Income	2,563	(342)	2,221
Net loss attributable to noncontrolling interests	(183)	—	(183)
Net income attributable to Polymer Group, Inc.	$2,380	$(342)	$2,038

Income per common share - Basic:
Average shares outstanding	19,286		19,286
Income per common share	$0.12		$0.11
Income per common share - Diluted:
Average shares outstanding	19,457		19,457
Income per common share	$0.12		$0.10

See Accompanying Notes

Item 9.01(b)(vii)

POLYMER GROUP, INC.

Pro Forma Condensed Consolidated Statement of Operations

For the six months ended June 28, 2008

In thousands, except per share data

	Polymer Group, Inc.	Pro Forma
	As Reported	Adjustments	Pro Forma

Net sales	$564,646	$(36,349)	$528,297
Cost of goods sold	475,853	(33,385)	442,468
Gross profit	88,793	(2,964)	85,829

Selling, general and administrative expenses	61,375	(2,237)	59,138
Special charges, net	2,751	—	2,751
Other operating (income) loss, net	(1,853)	(9)	(1,862)
Operating Income (loss)	26,520	(718)	25,802

Other (income) expense:
Interest expense, net	16,665	(1,000)	15,665
Gain on reacquisition of debt		—	—
Foreign currency and other (gain) loss, net	806		806

Income (loss) before income tax expense and minority interests	9,049	282	9,331

Income tax expense	5,169	—	5,169
Net Income	3,880	282	4,162
Net loss attributable to noncontrolling interests	(76)	—	(76)
Net income attributable to Polymer Group, Inc.	$3,804	$282	$4,086

Income per common share - Basic:
Average shares outstanding	19,255		19,255
Income per common share	$0.20		$0.21
Income per common share - Diluted:
Average shares outstanding	19,429		19,429
Income per common share	$0.20		$0.21

See Accompanying Notes

Item 9.01(b)(viii)

POLYMER GROUP, INC.

Pro Forma Condensed Consolidated Statement of Operations

For the fiscal year ended January 3, 2009

In thousands, except per share data

	Polymer Group, Inc.	Pro Forma
	As Reported	Adjustments	Pro Forma

Net sales	$1,145,637	$(72,365)	$1,073,272
Cost of goods sold	960,769	(63,285)	897,484
Gross profit	184,868	(9,080)	175,788

Selling, general and administrative expenses	122,604	(4,340)	118,264
Special charges, net	20,088	—	20,088
Other operating (income) loss, net	5,013	(58)	4,955
Operating income (loss)	37,163	(4,682)	32,481

Other (income) expense:
Interest expense, net	33,157	(1,936)	31,221
Foreign currency and other (gain) loss, net	(988)	(200)	(1,188)

Income (loss) before income tax expense and minority interests	4,994	(2,546)	2,448

Income tax expense	6,398	—	6,398
Minority interests, net of tax	(6,757)	—	(6,757)

Net income/(loss)	$5,353	$(2,546)	$2,807

Income per common share - Basic:
Average shares outstanding	19,261		19,261
Income per common share	$0.27		$0.14
Income per common share - Diluted:
Average shares outstanding	19,332		19,332
Income per common share	$0.27		$0.14

See Accompanying Notes

Item 9.01(b)(ix)

POLYMER GROUP, INC.

Pro Forma Condensed Consolidated Statement of Operations

For the three months ended April 4, 2009

In thousands, except per share data

	Polymer Group, Inc.	Pro Forma
	As Reported	Adjustments	Pro Forma

Net sales	$227,243	$(17,233)	$210,010
Cost of goods sold	174,615	(14,025)	160,590
Gross profit	52,628	(3,208)	49,420

Selling, general and administrative expenses	27,877	(1,035)	26,842
Special charges, net	2,891	—	2,891
Other operating (income) loss, net	(348)	(3)	(351)
Operating income (loss)	22,208	(2,170)	20,038

Other (income) expense:
Interest expense, net	7,618	(225)	7,393
Gain on reacquisition of debt	(2,431)	—	(2,431)
Foreign currency and other (gain) loss, net	2,160	(4)	2,156

Income (loss) before income tax expense and minority interests	14,861	(1,941)	12,920

Income tax expense	7,182	—	7,182
Net income/(loss)	7,679	(1,941)	5,738
Net loss attributable to noncontrolling interests	1,877	—	1,877
Net income/(loss) attributable to Polymer Group, Inc.	$9,556	$(1,941)	$7,615

Income per common share - Basic:
Average shares outstanding	19,386		19,386
Income per common share	$0.49		$0.39
Income per common share - Diluted:
Average shares outstanding	19,388		19,388
Income per common share	$0.49		$0.39

See Accompanying Notes

Item 9.01(b)(x)

POLYMER GROUP, INC.

Notes to Condensed Consolidated Financial Statements

Amounts in thousands

NOTE 1	Pro forma adjustments

The accompanying pro forma condensed consolidated financial statements reflect the following pro forma adjustments:

(A) The pro forma adjustments in the Pro Forma Condensed Consolidated Balance Sheet reflect the following:

(i) Removal of the assets and liabilities of Fabpro which were sold in the transaction; and

(ii) Receipt of $32,940 in net proceeds as of the date of sale (January 3, 2009 on a pro forma basis), of which, $31,591 were applied to retire amounts outstanding under the Company’s credit facilty

(B) The pro forma adjustments in the Pro Forma Condensed Consolidated Statements of Operations reflect the following:

(i) Removal of the operating income and expenses of Fabpro for the periods presented. Such operating expenses do not include intercompany charges that will be continuing expenses of Polymer Group, Inc.;

(ii)

Allocation of interest cost to Fabpro based on debt that is required to be repaid as a result of the disposal transaction. Average interest rates used for the respective periods to determine the amount of allocated interest do not reflect the impact of the Company’s interest rate swap agreements; and

(iii)

Income tax expense associated with the income of the discontinued Fabpro operation reflects a benefit for the utilization of net operating loss carryforwards, for which, a valuation allowance had been previously established.